Prospectus Supplement

September 27, 2024

Morgan Stanley Institutional Liquidity Funds

Supplement dated September 27, 2024 to the Morgan Stanley Institutional Liquidity Funds Prospectuses dated February 29, 2024, as supplemented

Money Market Portfolio
Tax-Exempt Portfolio
(the "Funds")

Administrative Class
Advisory Class
Cash Management Class
Impact Partner Class
Investor Class
Participant Class
Select Class
Wealth Class
Wealth S Class

Effective September 30, 2024, the Funds will be generally accessible by telephone weekdays 8:00 a.m.-6:00 p.m. Eastern time rather than 7:00 a.m.-6:00 p.m. Eastern time and, with respect to redemptions made by telephone, telephone instructions will be accepted if received by the Funds between 8:00 a.m. and 6:00 p.m. Eastern time (rather than 7:00 a.m. and 6:00 p.m. Eastern time) on any day the NYSE is open for business, except when the following federal holidays are observed: Columbus Day and Veterans Day. All corresponding references in the Prospectuses are hereby updated accordingly.

Please retain this supplement for future reference.

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